                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                      Current Report Pursuant
                  to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 26, 1997


                           SETECH, Inc.
      (Exact Name of Registrant as Specified in its Charter)

                             Delaware
          (State or Other Jurisdiction of Incorporation)

     1-10310                                      11-2809189
(Commission File Number)       (I.R.S. Employer Identification No.)


905 Industrial Drive, Murfreesboro, Tennessee             37129
(Address of Principal Executive Offices)               (Zip Code)

                          (615) 890-1700
                    (Issuer's Telephone Number)



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

(a)
     On June 26, 1997, the Registrant acquired all of the outstanding stock of Lewis Supply Company, Inc. (the "Acquiree") pursuant to a Stock Purchase Agreement (attached as Exhibit 2.1) by and among the Registrant and the Shareholders of Acquiree (the "Sellers"). There is no material relationship between the Sellers and the Registrant, its affiliates, the Registrant's officers, directors or their associates, except that one of the Sellers served as President of the Aquiree prior to the acquisition described herein (the "Acquisition"), and continues to serve as President of Aquiree after the Acquisition. The purchase price, negotiated at arms length by Buyer and Sellers, included $5,952,500 payable to Sellers in cash, $750,000 payable to Sellers in promissory notes, as well as 285,714 shares of common stock of the Registrant payable to certain of the Sellers by virtue of their control positions in the Acquiree. The terms of the sale are more fully described in the Stock Purchase Agreement attached hereto as
Exhibit 2.1. The Acquisition was financed by loans from First Union Commercial Corporation and two Swiss pension funds, Spida-Ausgleichskassen and Pensionskasse der ASCOOP.

(b)
     The Acquiree  is  a  full  line  industrial  distibutor  with a strong
integrated  supply  presence.   The Registrant intends for the Acquiree  to
continue in such business.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b)

     Financial statements and pro forma financial information required by this item will be furnished to the Commission not later than September 9, 1997 (60 days after this initial report on Form 8-K is required to be filed).

(c)  Exhibits

Exhibit 2.1 Stock Purchase Agreement among SETECH, Inc. and the Shareholders of Lewis Supply Company, Inc. dated June 26, 1997 (the "Stock Purchase Agreement").

     Items 2.1(a) through 2.1(l) are schedules or attachments to the Stock Purchase Agreement and will be provided to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-B.

     2.1(a)    Disclosure Letter
     2.1(b)    Allocation of Purchase Price
     2.1(c)    Employment and Noncompetition Agreement
     2.1(d)    Non-negotiable Promissory Note
     2.1(e)    Burnham Employment and Noncompetition Agreement
     2.1(f)    Shareholder Agreement
     2.1(g)    Sellers' Representative Power of Attorney
     2.1(h)    Approved Inventory of Company
     2.1(i)    Tax Allocation
     2.1(j)    Opinion of Counsel to Sellers
     2.1(k)    Opinion of Counsel to Buyers
     2.1(l)    Addresses for Notice to Sellers

Exhibit 4.1 Loan and Security Agreement by and among First Union Commercial Corporation, SETECH, Inc., Lewis Supply Company, Inc., Southeastern Technology, Inc., and Titan Services, Inc. dated June 26, 1997

Exhibit 4.2 Guaranty Agreement dated June 26, 1997, whereby SETECH, Inc. guarantees subsidiary indebtedness obligations to First
               Union Commercial Corporation

Exhibit 4.3 Revolver Note dated June 26, 1997 payable by Lewis Supply Company, Inc. to First Union Commercial Corporation


Exhibit 4.4 Revolver Note dated June 26, 1997 payable by Titan Services, Inc. to First Union Commercial Corporation

Exhibit 4.5 Revolver Note dated June 26, 1997 payable by Southeastern Technology, Inc. to First Union Commercial Corporation




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SETECH, Inc.
                                   (Registrant)


                                        /s/ Thomas N. Eisenman
Date: July 10, 1997                By:  Thomas N. Eisenman
                                        President and CEO